Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables.
Trade and other receivables

A3. Trade and other receivables

The Group’s trade receivables are recognised at the transaction price less provision for impairment. They are generally due for settlement within 30 days and are therefore all classified as current. The amount of the provision for impairment is recognised in the income statement and movements on provisions for impaired trade receivables are recognised within operating expenses in the income statement. Amounts are generally charged to the provision for impairment of trade receivables when there is no expectation of recovering additional cash.

Expected credit loss (ECL) calculations are performed quarterly and are used to calculate the provision. ECL calculations are a probability weighted estimate of credit losses and are performed at country level. The Group applies the simplified method of applying lifetime ECLs to trade receivables using an allowance matrix to measure the ECLs of trade receivables from its customers, which comprise customer portfolios across several countries. Credit risk factors that are considered as part of ECL calculations may include, but are not limited to: payment history, customer size, customer type (national/residential/commercial/government), age of debt, industry strength, economy, environmental factors such as climate change and product or service provided.

There is limited concentration of credit risk with respect to trade receivables due to the Group’s customer base being large and diverse. The amount of credit risk with respect to customers is represented by the carrying amount on the balance sheet. The Group policy is that credit facilities for new customers are approved by designated managers at regional level. Credit limits are set with reference to trading history and reports from credit rating agencies where they are available. Where this is not feasible the Group may request payment in advance of work being carried out, or settlement by credit card on completion of the work. There are no trade receivables that would otherwise be past due or impaired whose terms have been renegotiated.

	2022	2021
	£m	£m
Trade receivables	692	474
Less: provision for impairment of trade receivables	(70)	(50)
Trade receivables – net	622	424
Other receivables	110	63
Prepayments	79	35
Accrued income[1]	111	19
Total	922	541

Analysed as follows:
Non-current	90	14
Current	832	527
Total	922	541
1.	Accrued income has increased in the year primarily due to the acquisition of Terminix. At the balance sheet date, US Terminix makes up £90m (2021: £nil) of the accrued income balance.

All of the Group’s provision for impairment relates to trade receivables. Analysis of the Group’s provision for impairment of trade receivables is as follows:

	2022	2021
	£m	£m
At 1 January	50	61
Exchange differences	—	(1)
Additional provision	30	26
Receivables written off as uncollectable	(27)	(19)
Unused amounts reversed	(5)	(17)
Acquisition of companies and businesses	22	—
At 31 December	70	50

The ageing of trade receivables and provision for impairment is as follows:

	Trade	Provision for	Trade	Provision for
	receivables	impairment	receivables	impairment
	2022	2022	2021	2021
	£m	£m	£m	£m
Not due	290	(4)	224	(2)
Overdue by less than 1 month	155	(4)	100	(2)
Overdue by between 1 and 3 months	117	(6)	66	(3)
Overdue by between 3 and 6 months	55	(8)	30	(4)
Overdue by between 6 and 12 months	38	(18)	23	(13)
Overdue by more than 12 months	37	(30)	31	(26)
At 31 December	692	(70)	474	(50)

The carrying amounts of the Group’s trade receivables are denominated in the following currencies:

	2022	2021
	£m	£m
Pound sterling	48	52
Euro	159	150
US dollar	301	133
Other currencies	184	139
Carrying value	692	474

Fair value is considered to be equal to carrying value for all trade and other receivables.